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                                                                    Exhibit 99.1

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                   REGARDING FACTS AND CIRCUMSTANCES RELATING
                             TO EXCHANGE ACT FILINGS

         I, Robert E. Beauchamp, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of BMC Software, Inc., and, except as corrected or supplemented in a subsequent covered report:

              -- no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

              -- no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Audit Committee of BMC Software, Inc.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

              -- Annual Report on Form 10-K for the year ended March 31, 2002 of BMC Software, Inc.;

              -- all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of BMC Software, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

              --  any amendments to any of the foregoing.

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/s/ ROBERT E. BEAUCHAMP                Subscribed and sworn to before me this
-----------------------                31st day of July, 2002.
Robert E. Beauchamp                    ----        ----
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July 31, 2002                          /s/ MARY A. HAYES
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Date                                   Notary Public
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              Seal
[Notary Public State of Texas          My Commission Expires:
Mary A. Hayes
Notary Public, State of Texas          5/5/05
My Commission Expires May 05, 2005]    ----------------------
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